Exhibit 10.15.3

                  AMENDMENT TO VOTING AND STANDSTILL AGREEMENT


     THIS AMENDMENT TO VOTING AND STANDSTILL AGREEMENT (the "Amendment") is made to be effective as of the 1st day of January, 2006, by and among CBL & Associates Properties, Inc., a Delaware Corporation (the "REIT"); CBL & Associates Limited Partnership, a Delaware limited partnership (the "Operating Partnership", the Operating Partnership and the REIT are referred to herein collectively as "CBL"); the CBL Principals (Charles B. Lebovitz, Stephen D. Lebovitz, John N. Foy, and CBL & Associates, Inc.); Jacobs Realty Investors Limited Partnership, a Delaware limited partnership ("JRI"); Richard E. Jacobs, solely as Trustee for the Richard E. Jacobs Revocable Living Trust ("REJ'"); Richard E. Jacobs, solely as Trustee for the David H. Jacobs Marital Trust
("DHJ" and together with REJ, the "Jacobs Trusts"); and Martin J. Cleary ("Cleary").

                                               W I T N E S S E T H:
                                               -------------------

     WHEREAS, the parties entered into that certain Voting and Standstill Agreement with an effective date of September 25, 2000 ("Agreement"), for the purpose of regulating certain relationships between the parties;

     WHEREAS, the parties have agreed that Cleary shall no longer be a party to the Agreement; and

     WHEREAS, the parties, among other things, desire to amend the Agreement to remove Cleary as a party to the Agreement, and to confirm that Cleary no longer has any rights or obligations with respect to the Agreement.

     NOW, THEREFORE, in consideration of the terms and conditions contained in this Amendment, the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, parties hereby agree as follows:

     1. Except to the extent modified by this Amendment, the Agreement remains in full force and effect according to its terms.

     2. Subject to the terms hereof, Cleary is hereby released and removed as a party to the Agreement.

     3. In each instance in which "Martin J. Cleary" or "Cleary" appears in the Agreement, those words and name are hereby deleted.

     4. For purposes of Section 9 of the Agreement, the notice address of CBL & Associates Properties, Inc. is hereby changed to CBL Center, Suite 500, 2030 Hamilton Place Boulevard, Chattanooga, Tennessee 37421, Attention: Charles B. Lebovitz and H. Jay Wiseman, Jr.

                  With a copy simultaneously to CBL's attorneys:


                           Morrison & Foerster LLP
                           1290 Avenue of the Americas
                           New York, New York 10104-0185
                           Attention:       Yaacov M. Gross, Esq.

                  and


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



                           Shumacker Witt Gaither & Whitaker, P.C.
                           CBL Center, Suite 210
                           2030 Hamilton Place Boulevard
                           Chattanooga, TN 37421
                           Attention:       Jeffery V. Curry, Esq.

     5. If there is any conflict, ambiguity or inconsistency between the terms, covenants and conditions of this Amendment and the terms, covenants and conditions of the Agreement, then the terms, covenants and conditions of this Amendment shall be controlling.

     6. Except as herein provided, all terms used herein with initial capital letters shall have the meaning ascribed to such terms by the Agreement.

     7. This Amendment may be signed in several counterparts, each of which shall be deemed an original, and all such counterparts, when taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to be effective as of the date first written above.

                        OPERATING PARTNERSHIP:

                        CBL & ASSOCIATES LIMITED PARTNERSHIP

                        By:      CBL Holdings I, Inc.

                                 /s/ Charles B. Lebovitz
                        By:
                           -----------------------------------------
                        Name:    Charles B. Lebovitz
                        Title:   Chairman of the Board and
                                 Chief Executive Officer

                        REIT:

                        CBL & ASSOCIATES PROPERTIES, INC.

                                 /s/ Charles B. Lebovitz
                        By:
                           -----------------------------------------
                        Name:    Charles B. Lebovitz
                        Title:   Chairman of the Board and
                                 Chief Executive Officer


                        CBL PRINCIPALS:

                        CBL & ASSOCIATES, INC.

                                 /s/ Charles B. Lebovitz
                        By:
                           -----------------------------------------
                        Name:    Charles B. Lebovitz
                        Title:   Chairman of the Board and
                                 Chief Executive Officer

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


                        /s/ Charles B. Lebovitz
                        ------------------------------
                        Charles B. Lebovitz




                        /s/ Stephen D. Lebovitz
                        ------------------------------
                        Stephen D. Lebovitz



                        /s/ John N. Foy
                        ------------------------------
                        John N. Foy





                        JRI:

                        JACOBS REALTY INVESTORS LIMITED PARTNERSHIP

                        By:      JG Realty Investors Corp.


                        By:      /s/ Richard E. Jacobs
                           -----------------------------------------
                        Name:    Richard E. Jacobs
                             ------------------------------
                        Title:   President
                              --------------------------------------



                       JACOBS TRUSTS:


                                 /s/ Richard E. Jacobs
                        --------------------------------------------
                        Richard E. Jacobs, solely as Trustee
                        for the Richard E. Jacobs Revocable Living Trust


                                 /s/ Richard E. Jacobs
                        --------------------------------------------
                        Richard E. Jacobs, solely as Trustee
                        for the David H. Jacobs Marital Trust


                        /s/ Martin J. Cleary
                        ------------------------------
                        Martin J. Cleary


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